OneSoft Corporation has omitted from this Exhibit 10.30 portions of this Agreement for which OneSoft Corporation has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment have been requested have been filed separately with the Securities and Exchange Commission. Such omitted portions have been marked with an asterisk.

                                                  EXHIBIT 10.30



                            ONESOFT LICENSE AGREEMENT
                               Number: **********


     This License Agreement (this "License Agreement") is entered into as of
               , 1999 by and between OneSoft Corporation, a Delaware corporation
---------------
having an office at 1505 Farm Credit Drive, McLean, VA 22102 ("ONESOFT"), and Espanol.com, having an office at 28 Princess Street, Wakefield, MA 01880 ("CUSTOMER").

In the event of a conflict between provisions of this License Agreement (or a Services Schedule) and those of a Product Schedule (as defined), the provisions of this License Agreement shall govern. In the event of a conflict between provisions of this License Agreement and those of a Services Schedule (as defined), the provisions of this License Agreement shall govern. The provisions of a Services Schedule shall not affect interpretation of the provisions of a Product Schedule and the provisions of a Product Schedule shall not affect interpretation of the provisions of a Services Schedule.

The parties hereby agree as follows:

--------------------------------------------------------------------------------

1.   DEFINITIONS

     (a) "Agreement" means this License Agreement together with each Product Schedule and each Services Schedule, attached to this License Agreement and executed by both parties' duly authorized representatives.

     (b) "Product Schedule" means a document attached to this License Agreement that specifies software products licensed under the Agreement and any additional terms and conditions applicable to such license(s).

     (c) "Services Schedule" means a Software Maintenance Services Schedule attached to this License Agreement that specifies software maintenance services to be provided by ONESOFT under this License Agreement and any additional terms and conditions applicable to such services.

2.   FEES AND GENERAL PAYMENT TERMS

     (a) During the term of this License Agreement ONESOFT shall provide services ("Services") in accordance with Services Schedules and shall license software products in accordance with Product Schedules.

     (b) Except as otherwise provided in a Product Schedule or Services Schedule, CUSTOMER shall pay ONESOFT its then-current published rates for Services provided under each Services Schedule and for licenses granted under each Product Schedule, as such rates may be adjusted from time to time. ******** to ********** of ********* at ****** to its *******.

     (c) All ONESOFT rates are exclusive of any applicable sales, use, value-added, or other federal, state or local taxes, or any import duties or tariffs imposed on the subject matter or transactions under this Agreement, and CUSTOMER shall be responsible for all such taxes, duties and tariffs, except that ONESOFT shall be responsible for any corporate franchise taxes imposed on ONESOFT by law and for any taxes based on its net income or gross receipts.

     (d) Except as otherwise provided in a Product Schedule, CUSTOMER shall pay fees due under a Product Schedule upon execution of the Product Schedule. Except as otherwise provided in a Product Schedule or Services Schedule, ONESOFT shall invoice CUSTOMER for payments due under the Agreement on a monthly basis. Each ONESOFT invoice shall be due ******** days from the date of invoice; provided, however, that payments due with respect to Services Schedules will be invoiced separately from payment due with respect to Product Schedules. CUSTOMER acknowledges and agrees that under the terms of the Agreement, no CUSTOMER purchase order ("PO") is required for the payment of ONESOFT invoices by CUSTOMER. In the event that a PO is required by CUSTOMER for its internal processes, (i) CUSTOMER shall issue such PO in a timely manner such that ONESOFT invoices may be issued and paid in accordance with the provisions of the Agreement and any failure by CUSTOMER to do so shall not excuse CUSTOMER from its obligations under the Agreement; and (ii) any terms stated on a PO shall not apply for purposes of the Agreement and the PO shall be deemed merely to indicate CUSTOMER's authorization for payment in accordance solely with the provisions of the Agreement.

     (e) CUSTOMER shall pay in full all customary and reasonable travel expenses incurred by ONESOFT that result from providing services to CUSTOMER under the Agreement in geographic locations other than a ONESOFT facility, subject to CUSTOMER's approval, which shall not be unreasonably withheld or delayed.

     (f) CUSTOMER shall notify ONESOFT of any dispute regarding an invoice within ******* days of the receipt of invoice. If CUSTOMER fails to notify ONESOFT of any dispute with respect to an invoice within ******* days of receipt, CUSTOMER shall be deemed to have accepted the invoice in its


OneSoft Confidential Information       1
entirety. CUSTOMER shall have ********* days following the payment due date to resolve the dispute or make payment in full of all amounts so disputed. ONESOFT shall work with CUSTOMER in good faith to resolve CUSTOMER's dispute in a timely manner. CUSTOMER shall not have any right to withhold or setoff any amounts due ONESOFT.

     (g) Notwithstanding any other provision of the Agreement, if CUSTOMER fails to pay any ONESOFT invoice in full by the due date, ONESOFT may, in its sole discretion, suspend all or any part of its Services to CUSTOMER under this Agreement until payment is received or, if such failure remains uncured fifteen
(15)days after written notice to CUSTOMER, terminate such Services. ONESOFT shall incur no liability, due to ONESOFT's suspension or termination of its Services pursuant to this paragraph (g). ONESOFT also reserves the right to charge interest at the maximum rate allowed by law on all amounts past due, and to assert appropriate liens to ensure payment.

     (h) In the event that ONESOFT is substantially the prevailing party in an action to collect any sum due under the Agreement, ONESOFT shall be entitled to recover its related costs and expenses (including without limitation reasonable attorneys' fees and court costs) from CUSTOMER.

3.   CONFIDENTIAL INFORMATION

     (a) Each party acknowledges that it may be the recipient of confidential information ("Confidential Information") of the other party including, without limitation, software, computer programs, object code, source code, database schemas, specifications, flow charts, marketing plans, financial information, business plans and procedures, the terms of the Agreement, ONESOFT's Client Guide, employee information, and other information that the receiving party may reasonably understand, from legends, the nature of such information or the circumstances of its disclosure, to be confidential. Confidential Information does not include (i) information independently developed by the recipient without reference to the other party's Confidential Information; (ii) information in the public domain through no wrongful act of the recipient, or
(iii) information received by the recipient from a third party who was rightfully in possession of such information and had no obligation to refrain from disclosing it. As such, ONESOFT has no right to any customer, order and product data generated by the CUSTOMER's site and acknowledges that this is property of the CUSTOMER.

     (b) Except as expressly authorized in the Agreement, or as required by law, the party that is the recipient of Confidential Information of the other party agrees that during the term hereof, and at all times thereafter, it shall not use, commercialize or disclose such Confidential Information to any person or entity, except to its own employees having a need to know and to such other recipients as the other party may approve in writing. Each party shall use at least the same degree of care in safeguarding the other party's Confidential Information as it uses in safeguarding its own Confidential Information, but in no event shall less than reasonable care be exercised.

     (c) All Confidential Information of ONESOFT disclosed to CUSTOMER shall remain the exclusive property of ONESOFT. All Confidential Information of CUSTOMER disclosed to ONESOFT shall remain the exclusive property of CUSTOMER.

     (d) Each party agrees that it will not remove any proprietary, trademark, copyright, confidentiality, patent or other intellectual property notice or marking from an original or any copy of any software, documentation, display, media or other materials or Confidential Information, delivered or disclosed to such party by the other party or under the Agreement.

     (e) CUSTOMER agrees that is shall not (nor shall it permit anyone else to) reverse engineer decompile, disassemble, or modify any software delivered or disclosed to CUSTOMER by ONESOFT or separate any such software into components or its component files, or recreate, or attempt to determine the makeup of any such software. CUSTOMER agrees that all information discovered through any failure to comply with the next preceding sentence is and shall at all times remain the exclusive property and Confidential Information of ONESOFT.

     (f) In the event that a party is required by law or judicial or administrative process to disclose Confidential Information of the other party, such party shall use all reasonable efforts to promptly notify the other party and allow the party a reasonable opportunity to oppose disclosure. In addition, a party shall furnish only the portion of the Confidential Information that it is legally required to disclose and shall use all reasonable efforts to obtain reliable assurances that confidential treatment will be accorded the Confidential Information.

4.   INTELLECTUAL PROPERTY

     (a) Except as expressly set forth in a Product Schedule, nothing in the Agreement shall be deemed to authorize the CUSTOMER to use any copyright, name, trademark, service mark, or patent or other intellectual property right of ONESOFT.

     (b) CUSTOMER acknowledges that any underlying technology, techniques, algorithms, methods or know-how, or process used in the design, development, programming, or coding of ONESOFT's software products, tools, or objects, is exclusively the intellectual property of ONESOFT(unless such technology, techniques, algorithms, methods or know-how are in the public domain), and certain of the same are protected by patents or patents pending.

5.   PUBLIC RELATIONS

     (a) (a) ONESOFT may disclose its relationship with CUSTOMER in ONESOFT's promotional, advertising, and marketing materials and may use CUSTOMER's standard graphics, logos, imagery, and its name and URL in ONESOFT's promotional, advertising and marketing materials with prior CUSTOMER consent, such consent not to be unreasonably withheld given the circumstances. At its discretion, CUSTOMER may agree to serve as a reference for potential press, analysts and prospective customers when requested by ONESOFT.

     (b) Subject to the approval of CUSTOMER, such approval not to be unreasonably withheld given the circumstances, ONESOFT may provide CUSTOMER with ownership graphics and any associated hypertext links, to be placed on the web pages (collectively, the "Web Site") that include functionality of a ONESOFT software product.

     (c) ONESOFT may from time to time submit or otherwise identify to third parties the Web Site so that the Web Site may be

OneSoft Confidential Information       2
considered for and become eligible to receive awards and other similar forms of recognition.

6.   LIMITATIONS ON LIABILITY

     (a) UNDER NO CIRCUMSTANCES SHALL ONESOFT BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, STATUTORY, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OF ANY KIND WHATSOEVER, OR FOR ANY LOST PROFITS, BUSINESS OR REVENUE, LOSS OF USE OR GOODWILL, OR OTHER LOST ECONOMIC ADVANTAGE, ARISING OUT OF OR RELATED TO THE AGREEMENT OR THE BREACH HEREOF, WHETHER SUCH CLAIMS ARE BASED ON BREACH OF CONTRACT, STRICT LIABILITY, TORT, ANY FEDERAL OR STATE STATUTORY CLAIM, OR ANY OTHER LEGAL THEORY, EVEN IF ONESOFT KNEW, SHOULD HAVE KNOWN, OR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING LIMITATION SHALL SURVIVE AND APPLY EVEN IF ANY LIMITED REMEDY SPECIFIED IN THE AGREEMENT IS DETERMINED TO HAVE FAILED OF ITS ESSENTIAL PURPOSE.

     (b) EXCEPT FOR ONESOFT'S LIABILITY FOR INFRINGEMENT CLAIMS UNDER SECTION 8(a)(iv) OR FOR THE BREACH OF ITS OBLIGATIONS UNDER SECTION 3, THE TOTAL AGGREGATE LIABILITY OF ONESOFT FOR DAMAGES UNDER THE AGREEMENT SHALL BE LIMITED TO *************** UNDER THE AGREEMENT; PROVIDED HOWEVER THAT, IN ANY EVENT ONESOFT'S LIABILITY FOR DAMAGES RELATING TO ANY ONESOFT ********** SHALL BE *********** FOR THE ************ TO THE ******* AND ONESOFT'S LIABILITY FOR DAMAGES RELATING TO ONESOFT ******** SHALL BE LIMITED TO THE ****** OF: THE ************* FOR *******THE ********* THE **********, OR THE ************ FROM
********* FOR ********WITH RESPECT TO THE ************ UNDER WHICH THE CUSTOMER'S CLAIM AROSE, DURING THE ************** THE TIME CUSTOMER'S CLAIM AROSE.

7.   AUDIT

     (a) CUSTOMER agrees to maintain complete and accurate records containing all data reasonably required for verification of its compliance with the terms of the Agreement.

     (b) ONESOFT agrees to maintain complete and accurate records and documentation containing all data reasonably required for verification of its compliance with the terms of the Agreement.

     (c) CUSTOMER also agrees that ONESOFT may conduct remote license auditing of CUSTOMER's web site to verify CUSTOMER's compliance with the terms of the Agreement and the licenses granted under the Agreement.

8.   INDEMNIFICATION

     (a) Except to the extent ONESOFT has acted at CUSTOMER's direction or in accordance with CUSTOMER's specifications, ONESOFT will indemnify, defend and hold harmless CUSTOMER from all costs and expenses (including reasonable attorneys' fees and court costs) arising from a third party claim against CUSTOMER based on an actual or alleged:

          (i)   Breach of ONESOFT's representations and warranties;

          (ii) Acts or omissions constituting gross negligence or willful misconduct, committed by ONESOFT;

          (iii) Failure by ONESOFT to comply with applicable governmental laws and regulations; or

          (iv) Subject to Section 8(c), infringement by ONESOFT of any United States patent, United States copyright, United States trademark, United States trade secret or other United States intellectual property right.

This Section 8(a) shall not apply to claims arising as a result of CUSTOMER's improper use of ONESOFT's products or services.

     (b) CUSTOMER will indemnify, defend and hold harmless ONESOFT from all costs and expenses (including reasonable attorneys' fees and court costs) arising from a third party claim against ONESOFT based on an actual or alleged:

          (i) Failure by CUSTOMER to perform its obligations under the Agreement;

          (ii)  Breach of CUSTOMER's representations and warranties;

          (iii) Act or omission constituting negligence or willful misconduct, committed by CUSTOMER;

          (iv) Failure by CUSTOMER to comply with applicable governmental laws and regulations; or

          (v) Infringement by CUSTOMER (or any property or data provided by CUSTOMER) of any patent, copyright, trademark, trade secret or other intellectual property right.

     (c) If a claim covered under this Section 8 appears likely or is made, the party against whom the claim is made will promptly provide the other party with notice of such claim.

9.   INJUNCTIVE RELIEF

     The parties acknowledge that monetary damages will not be an adequate remedy if a party breaches its obligations under Sections 3 or 4 or 7 or 10(b) of this License Agreement, or Sections 2 or 4 or 6 of any Product Schedule, and such breach will result in irreparable harm. The parties therefore agree that, in the event of any such breach, the non-breaching party shall be entitled to appropriate mandatory or prohibitory injunctive relief against the breaching party, in addition to any other remedies at law, in equity or under the Agreement. A party substantially prevailing in an action for injunctive relief under this Section 9 shall be entitled to recover its costs and expenses for obtaining such relief (including without limitation reasonable attorneys' fees and court costs) from the other party.



10.  TERMINATION

     (a) Except as otherwise provided in the Agreement, either party may terminate the Agreement or any Product Schedule or Services Schedule, and/or any related licenses granted hereunder or thereunder, by giving the other party written notice to that effect, effective on the date of receipt of such notice, if:

          (i) The other party enters into liquidation, whether or not voluntarily, or a receiver is appointed to all or any material part of its assets, or the other party


OneSoft Confidential Information       3
          becomes bankrupt or insolvent or enters into any arrangement with its creditors, or takes or suffers any similar action in consequence of debt or becomes unable to pay its debts as they become due; or

          (ii) The other party materially breaches the Agreement and fails to cure such breach within ********** days of delivery to the breaching party of written notice of such breach.

     (b) If a license granted by ONESOFT to CUSTOMER is terminated for any reason, CUSTOMER shall after a reasonable transition period given the circumstances of the termination, cease using any and all of the subject matter of the license and CUSTOMER shall promptly deliver to ONESOFT all originals and all copies of any and all of such subject matter and any related documentation.

11.  FORCE MAJEURE

     A party shall be relieved from an obligation (other than the obligation to make payments or an obligation under Section 3 or 10(b)) while a cause, outside of its reasonable control, and that it cannot reasonably circumvent, prevents the performance of such obligation.

12.  RELATIONSHIP OF THE PARTIES; CONTENT

     (a) Nothing in the Agreement shall be construed as making either party an agent of the other party, and neither party shall have the power to bind the other party or to contract in the name of, or create a liability against, the other party. Neither party shall be responsible for the acts or defaults of the other party or any of the other party's employees or agents. The parties are independent contractors with respect to all matters arising under the Agreement. Nothing in the Agreement shall be deemed to establish a partnership, joint venture, association or employment relationship between the parties. With respect to its employees, a party shall remain responsible, and shall indemnify and hold harmless the other party, for the withholding and payment of all federal, state and local personal income, wage, earnings, occupation, social security, worker's compensation, unemployment, sickness and disability insurance taxes, payroll levies, or employee benefit obligations.

     (b) The parties acknowledge that the Internet is neither owned nor controlled by any one entity and that one or more third parties may gain access to ONESOFT software. Electronic mail and other transmissions passing through ONESOFT systems or over the Internet are not secure, and ONESOFT cannot guarantee the security or privacy of any of the information or communications passing through ONESOFT software. IN NO EVENT HOWEVER, WILL ONESOFT BE LIABLE FOR ANY LOSS OR DAMAGE CAUSED BY A BREACH OF SECURITY, UNLESS SUCH BREACH IS DIRECTLY CAUSED BY ONESOFT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IN NO EVENT WILL ONESOFT BE LIABLE FOR ANY LOSS OR DAMAGE CAUSED BY A USER'S RELIANCE ON ANY DATA OR OTHER CONTENT OBTAINED THROUGH ONESOFT SOFTWARE.

13.  FURTHER ASSURANCES

     The parties agree to do all such things and to execute such further documents as may reasonably be required to give full effect to the Agreement.

14.  WAIVER

     No waiver of any part of the Agreement shall be effective unless made in writing by the waiving party. No waiver of any breach of the Agreement shall constitute a waiver of any other breach of the same, or any other provision, of the Agreement.

15.  ENTIRE AGREEMENT AND CONSTRUCTION

     The Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all POs (whether or not prior) and all prior oral and written understandings, arrangements and agreements between the parties relating to such subject matter. The parties agree that there are no other representations or warranties relating to the subject matter of the Agreement. Headings are included in the Agreement for convenience only and shall not affect the meaning or construction of the Agreement's provisions.

16.  AMENDMENT

     The Agreement may be modified or amended only by means of a writing executed by both parties (but not by means of a PO).

17.  ASSIGNIBILITY AND RESALE

     Rights under the Agreement shall not be assigned, sublicensed, encumbered by security interest, or otherwise transferred or resold by CUSTOMER (whether by operation of law or otherwise) without the prior written consent of ONESOFT, and any purported assignment, sublicense, encumbrance or other transfer of such rights, in violation of the Agreement, shall be void. An amalgamation, acquisition, or merger of CUSTOMER by or with any person or entity who is not a party to the Agreement shall be treated as an assignment of the Agreement that is subject to the provisions of the preceding sentence if ONESOFT determines in its sole discretion, that such person or entity (a) is a competitor of ONESOFT or (b) has a financial condition that is materially inferior to CUSTOMER's.

18.  COMPLIANCE WITH LAWS

     CUSTOMER shall carry out the obligations contemplated by the Agreement and shall otherwise deal with the subject matter hereof in compliance with all applicable laws, rules and regulations, of all governmental authorities, including, without limitation, any applicable legal restrictions on exports, and shall, at its own expense, obtain all permits and licenses required in connection with the subject matter hereof. Without limiting the foregoing, CUSTOMER agrees that it shall comply fully with all applicable export and import laws, rules and regulations of the United States and other jurisdictions so that nothing provided by ONESOFT under the Agreement is either (a) exported or imported, whether directly or indirectly, in violation of such laws, rules or regulations; or (b) used for any illegal purpose, including without limitation the proliferation of nuclear, chemical or biological weapons.

19.  SUCCESSORS AND ASSIGNS

     The Agreement shall inure to the benefit of, and be binding upon the parties, their successors and permitted assigns.

20.  SEVERABILITY


OneSoft Confidential Information       4

     If any provision of the Agreement is held to be unenforceable, all remaining provisions shall remain in full force and effect.

21.  GENERAL PROVISIONS

     (a) A party shall not directly or indirectly solicit or offer employment to, or directly or indirectly accept services, by an employee of the other party, during the term of the Agreement and for one (1) year thereafter, without the prior written consent of the other party. For purposes of the Agreement, use of general employment advertising and independent employment agencies, if not directed at one or more of the other party's employees, shall not constitute solicitation.

     (b) Each party (i) agrees to inform the other party of any information made available to the other party that is classified or restricted data, (ii) if given such information and so informed, agrees to comply with the security requirements imposed by any state or local government, or by the United States Government, and (iii) if given such information and so informed, agrees return all copies of such information upon request.

     (c) Each party warrants and represents that its entering into and performing its obligations under the Agreement does not conflict with any contractual or other obligation of such party or create any conflict of interest prohibited by the U.S. Government or any other governmental authority, and that it shall promptly notify the other party if any such conflict arises during the term of the Agreement.

     (d) Each party shall maintain commercially reasonable and adequate insurance protection covering its respective activities hereunder, including coverage for statutory workers' compensation, comprehensive general liability for bodily injury and tangible property damage, as well as adequate coverage for vehicles. Each party shall indemnify and hold the other harmless from and against any and all liability for bodily injury, death and tangible property damage resulting from the acts or omissions of the indemnifying party (or its officers, agents, employees or representatives acting within the scope of their work).

     (e) Sections 2(b) through (h), 3, 4, and 6 through 23 shall survive the expiration or termination of the Agreement.



22.  ENFORCEMENT

     (a) The Agreement shall be governed by and construed in accordance with the law of the Commonwealth of Virginia, applied without regard to its law of conflicts.

     (b) Subject to Section 22(c), any controversy or claim arising out of or relating to the Agreement for which the value of the claim at issue is ***********, shall be resolved by arbitration on accordance with the Commercial Arbitration Rules and supplementary procedures for international commerce arbitrations of the American Arbitration Association, except that (i) the parties shall be entitled to reasonable document and deposition discovery from each other limited to the matters in dispute and (ii) the arbitrator shall prepare a statement of findings of fact and conclusions of law and deliver the statement to the Parties with respect to which the Parties shall be bound by the findings of fact, but a Party may appeal issues of law (or application of law to the facts) to any court of competent jurisdiction. Otherwise, judgment upon the award rendered by the arbitrator may be entered in any court of competent jurisdiction. The arbitration panel shall consist of three arbitrators. CUSTOMER may name one arbitrator and ONESOFT shall name one arbitrator; each such arbitrator shall be named within ten (10) days after the date of the date of notification of the need for arbitration. The two arbitrators named by CUSTOMER and ONESOFT may have prior relationships with the such naming party, which in a judicial setting would be considered a conflict of interest. The third arbitrator, selected by the first two, should be a neutral participant, with no prior working relationship with any party. If the two arbitrators are unable to select a third arbitrator within five (5) days, a third neutral arbitrator will be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs. If a vacancy in the arbitration panel occurs after the hearings have commenced the remaining arbitrator or arbitrators may not continue with the hearing and determination of the controversy, unless the parties agree otherwise. The arbitration shall be held in the Washington, D.C. metropolitan area.

     (c) Either party may seek from any court of competent jurisdiction, injunctive and other equitable relief as appropriate.


23.  NOTICES

     (a) Any notice or other communication to the parties shall be sent to the contact points identified below or at such other places as they may from time to time specify by notice in writing to the other party. Any such notice or other communication shall be in writing and shall be given by delivery to the designated party of the addressee by pre-paid courier or facsimile with confirmation. Any such notice or other communication shall be deemed to have been given when the designated party of the addressee receives such notice.

     (b) Point of Contact addresses are as follows:

For ONESOFT: (Technical)

Jeffrey M. MacIntyre
OneSoft Corporation
1505 Farm Credit Drive
McLean, VA 22102
Telephone:  (703) 821-9190

For ONESOFT: (Contractual and Admin.)

Paul D. Economon, Esq.
OneSoft Corporation
1505 Farm Credit Drive
McLean, VA 22102
Telephone:  (703) 821-9190

For CUSTOMER: (Technical)

--------------------------------

OneSoft Confidential Information       5

------------------------------------            --------------------------

------------------------------------            --------------------------

For CUSTOMER: (Contractual and Admin.)          --------------------------


     IN WITNESS WHEREOF, the parties have caused this License Agreement to be executed by their duly authorized representatives as of the date first written above.


OneSoft Corporation                   Espanol.com


By:    /s/ Paul Economon              By:    /s/ Jose Manuel Pariente
   --------------------------------      -----------------------------------

Name:  Paul Economon                  Name:  Jose Manuel Pariente
     ------------------------------        ---------------------------------

Title: Corporate Counsel              Title: Vice President Operations
       ----------------------------         --------------------------------

OneSoft Confidential Information       6

TRADOCS:1287035.1(RL2Z01!.DOC)




OneSoft Confidential Information       7

OneSoft Corporation has omitted from this Exhibit 10.30 portions of this Agreement for which OneSoft Corporation has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment have been requested have been filed separately with the Securities and Exchange Commission. Such omitted portions have been marked with an asterisk.

                                                    EXHIBIT 10.30


                    ONESOFT SOFTWARE MAINTENANCE SCHEDULE #1
                                      UNDER
                                LICENSE AGREEMENT
                                Number: *********


     THIS SOFTWARE MAINTENANCE SCHEDULE is entered into as of __________ ___, 1999 under License Agreement Number ******* (the "License Agreement") by and between OneSoft Corporation, a Delaware corporation having an office at 1505 Farm Credit Drive, McLean, VA 22102 ("ONESOFT"), and Espanol.com, having an office at 28 Princess Street, Wakefield, MA 01880 ("CUSTOMER").

This Software Maintenance Schedule describes the maintenance to be supplied for the Software Products (as defined) at the fees described in the Software Maintenance Addendum #1 attached hereto ("Maintenance Addendum"), which is hereby incorporated by reference as if fully set forth herein, subject to the provisions of this Software Maintenance Schedule and the License Agreement. In the event of a conflict between provisions of the License Agreement and those of this Software Maintenance Schedule, the provisions of the License Agreement shall govern.

1.1 Subject to the terms and conditions herein and those of the Agreement, ONESOFT will provide Software Maintenance Services ("Services") to the CUSTOMER for the Software Product(s) licensed under the Agreement. "Services," for the purpose of the Software Product(s) licensed under the Agreement shall include the provision of Error fixes and Point Releases as generally released by ONESOFT for a Software Product, as well as Version Releases if new functionality is not required. These Services shall also include knowledge base and software issue reporting as defined is Section 1.2 below.

     1.1.1. ONESOFT will provide an 800 number for support with a 7x24x365 system to assist CUSTOMER. OneSoft agrees to maintain a log of all calls from the CUSTOMER to this 1-800 number and provide the CUSTOMER a monthly copy of said log with appropriate time stamps and resolution statuses. ONESOFT shall respond to CUSTOMER's calls for telephone support within two (2) hours, shall classify the severity level of the incident report and provide the following support:

     1.1.2 Critical Severity Level. An incident report is critical if CUSTOMER'S system is unable to process data through the Software Product as a result of a catastrophicmajor event in the system database or Software, or a major application failure in a critical processing period. In such situations, ONESOFT will use reasonable commercial efforts to provide a resolution plan or workaround within
            ********.

     1.1.3 High Severity Level. An incident report is high if there is a serious disruption of a business function that limits CUSTOMER's ability to conduct some portion of production business. In such situations, ONESOFT will use reasonable commercial efforts to provide a resolution plan or workaround within *********.

     1.1.4 Low Severity Level. An incident report is low if there is a minor application issue, including but not limited to inquiries and requests for information on use or implementation of the Software. In such situations, ONESOFT will respond to CUSTOMER within
            **********.


OneSoft Confidential Information       1

     1.2 Notwithstanding the foregoing, ONESOFT shall provide support to Software point releases for ********* or ********, whichever is longer. ONESOFT shall not be responsible for repairing defects in a version of the Software Product that is no longer being supported. As a result, CUSTOMER may be required to upgrade the Software Product in order to have a software defect repaired. ONESOFT will notify CUSTOMER prior to the end of the support period for the Software so that CUSTOMER has an opportunity to upgrade the Software Product in a timely manner. In the event a CUSTOMER chooses not to upgrade the Software to a supported Software Product, ONESOFT may, in its sole discretion, provide the requisite support at such additional fees as may be mutually agreed upon by the parties.

     1.3 ONESOFT, upon receipt of a written request from CUSTOMER, may provide on-site support at a mutually agreed upon time. CUSTOMER agrees to pay ONESOFT at it's standard Professional Services rates, as well as all costs associated with the provision of on-site support, including reasonable charges for ONESOFT's personnel, travel, lodging and miscellaneous charges.

     1.4 Fees. Upon execution of this Software Maintenance Schedule, CUSTOMER shall remit payment to ONESOFT for the Software Maintenance Services Fee equal to ******** (***%) of the fees for the perpetual licenses purchased by the CUSTOMER for each Software Product, such fees are listed on Maintenance Addendum attached hereto. Such Maintenance Fee shall cover Services extended for ************ from the date of execution of this Maintenance Schedule. The Maintenance Fee shall be automatically renewed at the then current fee for successive one-year periods unless terminated by CUSTOMER in writing within thirty (30) days prior to the renewal date. Notwithstanding the forgoing, CUSTOMER will be afforded a thirty (30) day period after the renewal date to cancel the automatic renewal and be refunded any Maintenance Fees paid toward the coming one-year period for Maintenance Services. In the event CUSTOMER does not renew the Maintenance Services and then desires to do so in the future, CUSTOMER shall remit to ONESOFT the ********** of ********** which ********* had it ********* a
     ********* to ****** percent (**%) of the *********.

     1.5 OneSoft warrants that the Services to be provided hereunder will be provided in a workmanlike manner, consistent with industry standards.

            IN WITNESS WHEREOF, the parties have caused this Software Maintenance Schedule to be executed by their duly authorized representatives as of the date first written above.

OneSoft Corporation                          Espanol.com


By:     /s/ Paul Economon                    By:     /s/ Jose Manuel Pariente
        -------------------------------              -------------------------

Name:   Paul Economon                        Name:   Jose Manuel Pariente
        -------------------------------              -------------------------

Title:  Corporate Counsel                    Title:  Vice President Operations
        -------------------------------              -------------------------



OneSoft Confidential Information       2

OneSoft Confidential Information       3

OneSoft Corporation has omitted from this Exhibit 10.30 portions of this Agreement for which OneSoft Corporation has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment have been requested have been filed separately with the Securities and Exchange Commission. Such omitted portions have been marked with an asterisk.
           1.
                                                      EXHIBIT 10.30



                           ONESOFT PRODUCT SCHEDULE #1
                                      UNDER
                                LICENSE AGREEMENT
                                Number: ********


     THIS PRODUCT SCHEDULE is entered into as of __________ ___, 1999 under License Agreement Number ********* (the "License Agreement") by and between OneSoft Corporation, a Delaware corporation having an office at 1505 Farm Credit Drive, McLean, VA 22102 ("ONESOFT"), and Espanol.com, having an office at 28 Princess Street, Wakefield, MA 01880 ("CUSTOMER").

This Product Schedule licenses the Software Products (as defined) identified in the attached Product Addendum #1 (the "Product Addendum"), which is hereby incorporated by reference as if fully set forth herein, subject to the provisions of this Product Schedule and the License Agreement. In the event of a conflict between provisions of the License Agreement and those of this Product Schedule, the provisions of the License Agreement shall govern.

--------------------------------------------------------------------------------

1.   DEFINITIONS

Capitalized terms used but not otherwise defined in this Product Schedule shall have the meanings given to them in the License Agreement.

     (a) "Error" means any malfunction in a Software Product that prevents it from performing substantially in accordance with its specifications.

     (b) "Processor" means one (1) Intel standard processor installed in a Server that operates a Software Product.

     (c) "Point Release" means a modification to a Software Product identified by the numeral(s) one or more places to the right of the first decimal point from the left of the designation for such Release, with the newer Release having the larger numeric value (e.g. X.1 to X.2).

     (d) "Server" means a server that meets the requirements set forth in technical documentation for the Software Product.

     (e) "Site" means a World Wide Web site with one or multiple domain name(s) mapped to one Internet Protocol address and supported by a single instance of a database schema.

     (f) "Software Product" means a ONESOFT software product that is identified in the Product Addendum #1, attached hereto.

     (g) "User" means a single named individual accessing or using the Software Product.

     (h) "Version Release" means a new version of a Software Product that is identified by the numeral(s) to the left of the first decimal point from the left in the designation, with the newer Version having the larger numeric value (e.g. 1.X to 2.0).

2.   LICENSE GRANT

     (a) Subject to: (i) the terms, conditions, restrictions, limitations and other provisions of the Agreement and (ii) the terms, conditions, restrictions, limitations and other provisions of this Product Schedule and (iii) the terms, conditions, restrictions, limitations and other provisions of the Product Addendum #1. ONESOFT grants to CUSTOMER, and CUSTOMER accepts, a non-exclusive, limited, nontransferable, license to use for its internal purposes, on one or more Servers located in the United States only, or offshore if in compliance with Section 18 of the License Agreement, each Software Product.

     (b) CUSTOMER acknowledges receiving, and agrees to comply with, all the terms and conditions, restrictions, limitations and other provisions, which are hereby incorporated by reference as if fully set forth herein, of the third party software sublicenses attached hereto, that apply to CUSTOMER's use of ONESOFT's Software Products.

     (c) Licenses under this Product Schedule do not include any right to, and CUSTOMER agrees that it shall not (nor shall it permit anyone else to):

          (i) Copy any Software Product for any purpose other than for archival or emergency restart purposes or program error verification;


OneSoft Confidential Information       1
Espanol.com Version 1.0

          (ii) Sublicense, rent or otherwise make a Software Product available to any third party, for a fee or otherwise, whether in a service bureau environment or as an application service provider or otherwise; or

          (iii) Reverse engineer, replicate, decompile, disassemble, or modify any software delivered or disclosed to CUSTOMER by ONESOFT or separate any such software into components or its component files, or recreate the source code of, or attempt to determine the makeup of any such software. CUSTOMER agrees that all information discovered through any failure to comply with this paragraph (iii) is and shall at all times remain the exclusive property and Confidential Information of ONESOFT.


3.   DELIVERY

     ONESOFT shall deliver to CUSTOMER a copy of each Software Product and released current versions that is to be run on a non-ONESOFT server. Delivery shall be made in an electronic medium or by direct loading onto a designated Server over the Internet.

4.   LICENSE TERM; TERMINATION

     (a) Each license for a Software Product granted under this Product Schedule shall continue in full force and effect for its term as specified in Product Addendum #1 for the licensed Software Product, unless such license is earlier terminated in accordance with the Agreement.

     (b) Either party may terminate this Product Schedule (including all of the licenses granted hereunder) or any or all of the license(s) granted hereunder, if the other party materially breaches this Product Schedule and/or the Product Addendum #1 and/or the Agreement, and fails to cure such material breach within ********** days after receipt of written notice specifying the material breach.

     (c) Upon termination of a license, CUSTOMER shall (i) cease using the applicable Software Product(s) and related documentation, materials and Confidential Information of ONESOFT, and (ii) certify to ONESOFT within ************after termination that CUSTOMER has destroyed, or has returned to ONESOFT, such Software Products and related documentation, materials and Confidential Information of ONESOFT, and all copies thereof, whether or not modified or included in other materials.

     (d) Sections 4(b) through (d), 6, 7 and 8 shall survive the termination of the Agreement and/or this Product Schedule.

5.   SOFTWARE PRODUCT MAINTENANCE

     Subject to the terms and conditions of the Agreement, ONESOFT will provide Software Maintenance Services to CUSTOMER in accordance with the provisions of Software Maintenance Services Schedule, if any, attached to the License Agreement.

6.   RESERVATION OF RIGHTS

CUSTOMER acknowledges and agrees that the Software Products, and related documentation, manuals and/or instructional materials provided by ONESOFT under this Product Schedule, are the exclusive property of ONESOFT, and that CUSTOMER obtains no rights in such Software Productsor related documentation, manuals and/or instructional materials except the rights expressly granted in this Product Schedule.

7.   LIMITED WARRANTY, LIMITATIONS ON WARRANTIES AND LIMITATIONS ON LIABILITY

Limitations on warranties and liability in this Product Schedule shall apply in addition to (and shall further limit) the limitations on warranties and liability in the License Agreement.

     (a) ONESOFT warrants only that each Software Product, at the time of initial deployment on the internet and for *********** days thereafter, when used in conjunction with hardware and software recommended by ONESOFT, is capable of performing substantially in accordance with its specifications; provided, however, that (i) each Software Product is otherwise accepted by CUSTOMER "as is" and (ii) ONESOFT does not warrant that the operation of any Software Product will be uninterrupted or error free. If CUSTOMER notifies ONESOFT in writing, within such ******** day period of an Error in a Software Product, ONESOFT shall use reasonable efforts to promptly correct such Error.

     (b) ONESOFT warrants that each Software Product shall not, at the time of execution of this Product Schedule, infringe any valid United States Copyright, United States Patent or United States Trademark. In the event such warranty is breached, ONESOFT agrees to defend any and all actions alleging any such infringement that may be brought against CUSTOMER during the term of this Product Schedule, and to pay all damages and costs finally awarded against CUSTOMER in such actions or suits on account of such infringement provided that:

          (i) ONESOFT shall have received from CUSTOMER prompt notice of the commencement of any such action;

          (ii) CUSTOMER, CUSTOMER's employees, CUSTOMER's agents, CUSTOMER's subcontractors, and where applicable, those for whom CUSTOMER is in law responsible, all shall have cooperated fully with ONESOFT in defense of the action;

          (iii) The action shall not have resulted from the use of any Software Product for purposes other than those for which it was authorized and designed, or the use of any Software Product in combination with software or other products not supplied by ONESOFT, or where the infringement would have been avoided by use of the then current Version of any of the Software Products; and

          (iv) ONESOFT in its sole discretion instead of defending such action may procure for CUSTOMER the right to continue the use of a Software Products subject to such action, or it may replace or modify such Software Products (provided that such modification is functionally equivalent to the original software product functionality) so to become non-infringing or it may refund a portion of the license fees for such Software Products based ***** (A) ********* to *******, the ****** of ********* to the ******** of the ********, or
(B) ******** to ********, a ********* of *******.

     (c) A medium on which a Software Product is furnished (if any) is warranted to be free of defects in materials and workmanship under normal use for a period of thirty (30) days


OneSoft Confidential Information       2
from the date of delivery of the Software Product and if such medium is or becomes defective during such period then ONESOFT will provide replacement media.

     (d) ONESOFT warrants that each Software Product is designed to be used in connection with dates in the range of *******through ******** [the 20th and 21st centuries] and that the Software Product will operate without an Error arising solely from use of date data within such range; provided, however, that this warranty does not apply to a Software Product used in combination with software, or other products, not supplied by ONESOFT. In the event that such an Error occurs within ninety (90) days of the date a Software Product is initially deployed on the Internet, ONESOFT shall use reasonable efforts to promptly correct such Error.


     (e) EXCLUSIVE REMEDIES:

THE REMEDIES IN THIS SECTION 7, ARE CUSTOMER'S SOLE AND EXCLUSIVE REMEDIES FOR ANY BREACH OF ANY EXPRESS OR IMPLIED WARRANTIES RELATED TO ANY SOFTWARE PRODUCT. THE WARRANTIES SET FORTH IN THIS SECTION 7 CONSTITUTE THE ONLY WARRANTIES OF ONESOFT WITH RESPECT TO ANY SOFTWARE PRODUCT. SUCH WARRANTIES ARE IN LIEU OF, AND ONESOFT HEREBY DISCLAIMS, ALL OTHER WARRANTIES, STATUTORY OR OTHERWISE, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE REMEDIES OF CUSTOMER WITH RESPECT TO SOFTWARE PRODUCTS SHALL BE LIMITED TO THOSE PROVIDED IN THIS
SECTION 7 TO THE EXCLUSION OF ANY AND ALL OTHER REMEDIES OF ANY KIND WHATSOEVER.

8.   AUDIT

     In addition to the audit rights available to it under the License Agreement, ONESOFT, or its authorized representative, shall have the right, during normal business hours, and upon at least ******** days prior notice, to physically inspect any Server upon which any Software Product is installed, and to audit and analyze the relevant records of the CUSTOMER, in order to verify compliance with the terms of this Product Schedule.

                                       o0o
                                       ---



     IN WITNESS WHEREOF, the parties have caused this Product Schedule to be executed by their duly authorized representatives as of the date first written above.

OneSoft Corporation                     Customer

By:    /s/ Paul Economon                By:    /s/ Jose Manuel Pariente
       ----------------------------            -------------------------

Name:  Paul Economon                    Name:  Jose Manuel Pariente
       ----------------------------            -------------------------

Title: Corporate Counsel                Title: Vice President Operations
       ----------------------------            -------------------------


OneSoft Confidential Information       3

OneSoft Confidential Information       4

OneSoft Corporation has omitted from this Exhibit 10.30 portions of this Agreement for which OneSoft Corporation has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment have been requested have been filed separately with the Securities and Exchange Commission. Such omitted portions have been marked with an asterisk.

               1.

                                                            EXHIBIT 10.30



                           ONESOFT PRODUCT SCHEDULE #2
                                      UNDER
                                LICENSE AGREEMENT
                                Number: ********


     THIS PRODUCT SCHEDULE is entered into as of __________ ___, 1999 under License Agreement Number ******* (the "License Agreement") by and between OneSoft Corporation, a Delaware corporation having an office at 1505 Farm Credit Drive, McLean, VA 22102 ("ONESOFT"), and Espanol.com, having an office at 28 Princess Street, Wakefield, MA 01880 ("CUSTOMER").

This Product Schedule licenses the Software Products (as defined) identified in the attached Product Addendum #2 (the "Product Addendum"), which is hereby incorporated by reference as if fully set forth herein, subject to the provisions of this Product Schedule and the License Agreement. In the event of a conflict between provisions of the License Agreement and those of this Product Schedule, the provisions of the License Agreement shall govern.

--------------------------------------------------------------------------------

1.   DEFINITIONS

Capitalized terms used but not otherwise defined in this Product Schedule shall have the meanings given to them in the License Agreement.

     (a) "Error" means any malfunction in a Software Product that prevents it from performing substantially in accordance with its specifications.

     (b) "Processor" means one (1) Intel standard processor installed in a Server that operates a Software Product.

     (c) "Point Release" means a modification to a Software Product identified by the numeral(s) one or more places to the right of the first decimal point from the left of the designation for such Release, with the newer Release having the larger numeric value (e.g. X.1 to X.2).

     (d) "Server" means a server that meets the requirements set forth in technical documentation for the Software Product.

     (e) "Site" means a World Wide Web site with one or multiple domain name(s) mapped to one Internet Protocol address and supported by a single instance of a database schema.

     (f) "Software Product" means a ONESOFT software product that is identified in the Product Addendum #1, attached hereto.

     (g) "User" means a single named individual accessing or using the Software Product.

     (h) "Version Release" means a new version of a Software Product that is identified by the numeral(s) to the left of the first decimal point from the left in the designation, with the newer Version having the larger numeric value (e.g. 1.X to 2.0).

2.   LICENSE GRANT

     (a) Subject to: (i) the terms, conditions, restrictions, limitations and other provisions of the Agreement and (ii) the terms, conditions, restrictions, limitations and other provisions of this Product Schedule and (iii) the terms, conditions, restrictions, limitations and other provisions of the Product Addendum #1. ONESOFT grants to CUSTOMER, and CUSTOMER accepts, a non-exclusive, limited, nontransferable, license to use for its internal purposes, on one or more Servers located in the United States only, or offshore if in compliance with Section 18 of the License Agreement, each Software Product.

     (b) CUSTOMER acknowledges receiving, and agrees to comply with, all the terms and conditions, restrictions, limitations and other provisions, which are hereby incorporated by reference as if fully set forth herein, of the third party software sublicenses attached hereto, that apply to CUSTOMER's use of ONESOFT's Software Products.

     (c) Licenses under this Product Schedule do not include any right to, and CUSTOMER agrees that it shall not (nor shall it permit anyone else to):

          (i) Copy any Software Product for any purpose other than for archival or emergency restart purposes or program error verification;


OneSoft Confidential Information       1

          (ii) Sublicense, rent or otherwise make a Software Product available to any third party, for a fee or otherwise, whether in a service bureau environment or as an application service provider or otherwise; or

          (iii) Reverse engineer, replicate, decompile, disassemble, or modify any software delivered or disclosed to CUSTOMER by ONESOFT or separate any such software into components or its component files, or recreate the source code of, or attempt to determine the makeup of any such software. CUSTOMER agrees that all information discovered through any failure to comply with this paragraph (iii) is and shall at all times remain the exclusive property and Confidential Information of ONESOFT.


3.   DELIVERY

     ONESOFT shall deliver to CUSTOMER a copy of each Software Product and released current versions that is to be run on a non-ONESOFT server. Delivery shall be made in an electronic medium or by direct loading onto a designated Server over the Internet.

4.   LICENSE TERM; TERMINATION

     (a) Each license for a Software Product granted under this Product Schedule shall continue in full force and effect for its term as specified in Product Addendum #1 for the licensed Software Product, unless such license is earlier terminated in accordance with the Agreement.

     (b) Either party may terminate this Product Schedule (including all of the licenses granted hereunder) or any or all of the license(s) granted hereunder, if the other party materially breaches this Product Schedule and/or the Product Addendum #2 and/or the Agreement., and fails to cure such material breach within ******* days after receipt of written notice specifying the material breach.

     (c) Upon termination of a license, CUSTOMER shall (i) cease using the applicable Software Product(s) and related documentation, materials and Confidential Information of ONESOFT, and (ii) certify to ONESOFT within thirty
(30) days after termination that CUSTOMER has destroyed, or has returned to ONESOFT, such Software Products and related documentation, materials and Confidential Information of ONESOFT, and all copies thereof, whether or not modified or included in other materials.

     (d) Sections 4(b) through (d), 6, 7 and 8 shall survive the termination of the Agreement and/or this Product Schedule.

5.   SOFTWARE PRODUCT MAINTENANCE

     Subject to the terms and conditions of the Agreement, ONESOFT will provide Software Maintenance Services to CUSTOMER in accordance with the provisions of Software Maintenance Services Schedule, if any, attached to the License Agreement.

6.   RESERVATION OF RIGHTS

CUSTOMER acknowledges and agrees that the Software Products, and related documentation, manuals and/or instructional materials provided by ONESOFT under this Product Schedule, are the exclusive property of ONESOFT, and that CUSTOMER obtains no rights in such Software Productsor related documentation, manuals and/or instructional materials except the rights expressly granted in this Product Schedule.

7.   LIMITED WARRANTY, LIMITATIONS ON WARRANTIES AND LIMITATIONS ON LIABILITY

Limitations on warranties and liability in this Product Schedule shall apply in addition to (and shall further limit) the limitations on warranties and liability in the License Agreement.

     (a) ONESOFT warrants only that each Software Product, at the time of initial deployment on the internet and for ******** days thereafter, when used in conjunction with hardware and software recommended by ONESOFT, is capable of performing substantially in accordance with its specifications; provided, however, that (i) each Software Product is otherwise accepted by CUSTOMER "as is" and (ii) ONESOFT does not warrant that the operation of any Software Product will be uninterrupted or error free. If CUSTOMER notifies ONESOFT in writing, within such ******* day period of an Error in a Software Product, ONESOFT shall use reasonable efforts to promptly correct such Error.

     (b) ONESOFT warrants that each Software Product shall not, at the time of execution of this Product Schedule, infringe any valid United States Copyright, United States Patent or United States Trademark. In the event such warranty is breached, ONESOFT agrees to defend any and all actions alleging any such infringement that may be brought against CUSTOMER during the term of this Product Schedule, and to pay all damages and costs finally awarded against CUSTOMER in such actions or suits on account of such infringement provided that:

          (i) ONESOFT shall have received from CUSTOMER prompt notice of the commencement of any such action;

          (ii) CUSTOMER, CUSTOMER's employees, CUSTOMER's agents, CUSTOMER's subcontractors, and where applicable, those for whom CUSTOMER is in law responsible, all shall have cooperated fully with ONESOFT in defense of the action;

          (iii) The action shall not have resulted from the use of any Software Product for purposes other than those for which it was authorized and designed, or the use of any Software Product in combination with software or other products not supplied by ONESOFT, or where the infringement would have been avoided by use of the then current Version of any of the Software Products; and

          (iv) ONESOFT in its sole discretion instead of defending such action may procure for CUSTOMER the right to continue the use of a Software Products subject to such action, or it may replace or modify such Software Products (provided that such modification is functionally equivalent to the original software product functionality) so to become non-infringing or it may refund a portion of the license fees for such Software Products based upon (A) ********** to ********, the ************** to the ********** of the **************, or
(B) ******** to ***********, a ***************.

     (c) A medium on which a Software Product is furnished (if any) is warranted to be free of defects in materials and workmanship under normal use for a period of ********* days


OneSoft Confidential Information       2
from the date of delivery of the Software Product and if such medium is or becomes defective during such period then ONESOFT will provide replacement media.

     (d) ONESOFT warrants that each Software Product is designed to be used in connection with dates in the range of **** through ****** [the 20th and 21st centuries] and that the Software Product will operate without an Error arising solely from use of date data within such range; provided, however, that this warranty does not apply to a Software Product used in combination with software, or other products, not supplied by ONESOFT. In the event that such an Error occurs within ********** days of the date a Software Product is initially deployed on the Internet, ONESOFT shall use reasonable efforts to promptly correct such Error.


     (e) EXCLUSIVE REMEDIES:

THE REMEDIES IN THIS SECTION 7, ARE CUSTOMER'S SOLE AND EXCLUSIVE REMEDIES FOR ANY BREACH OF ANY EXPRESS OR IMPLIED WARRANTIES RELATED TO ANY SOFTWARE PRODUCT. THE WARRANTIES SET FORTH IN THIS SECTION 7 CONSTITUTE THE ONLY WARRANTIES OF ONESOFT WITH RESPECT TO ANY SOFTWARE PRODUCT. SUCH WARRANTIES ARE IN LIEU OF, AND ONESOFT HEREBY DISCLAIMS, ALL OTHER WARRANTIES, STATUTORY OR OTHERWISE, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE REMEDIES OF CUSTOMER WITH RESPECT TO SOFTWARE PRODUCTS SHALL BE LIMITED TO THOSE PROVIDED IN THIS
SECTION 7 TO THE EXCLUSION OF ANY AND ALL OTHER REMEDIES OF ANY KIND WHATSOEVER.

8.   AUDIT

     In addition to the audit rights available to it under the License Agreement, ONESOFT, or its authorized representative, shall have the right, during normal business hours, and upon at least **** business days prior notice, to physically inspect any Server upon which any Software Product is installed, and to audit and analyze the relevant records of the CUSTOMER, in order to verify compliance with the terms of this Product Schedule.


                                       o0o
                                       ---



     IN WITNESS WHEREOF, the parties have caused this Product Schedule to be executed by their duly authorized representatives as of the date first written above.

OneSoft Corporation                          Customer

By:    /s/ Paul Economon                     By:     /s/ Jose Manuel Pariente
       ----------------------------                 -------------------------

Name:  Paul Economon                         Name:  Jose Manuel Pariente
       ----------------------------                 -------------------------

Title: Corporate Counsel                     Title: Vice President Operations
       ----------------------------                 -------------------------


OneSoft Confidential Information       3

OneSoft Confidential Information       4